MAXIM SERIES FUND, INC.

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints B.A. Byrne, G.R. McDonald and M. Maiers, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to a Registration Statement on Form N-14 (SEC File No. 333-132569), filed on March 20, 2006, with respect to the merger of the U.S. Government Securities Portfolio of Maxim Series Fund, Inc. ("Maxim") with and into the U.S. Government Mortgage Securities Portfolio of Maxim, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable Maxim to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 10th day of April, 2006.


Signature                                    Title               Date

/s/ R.P. Koeppe                              Director            April 10, 2006

R.P. Koeppe

                             MAXIM SERIES FUND, INC.
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints B.A. Byrne, G.R. McDonald and M. Maiers, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to a Registration Statement on Form N-14 (SEC File No. 333-132569),, filed on March 20, 2006, with respect to the merger of the U.S. Government Securities Portfolio of Maxim Series Fund, Inc. ("Maxim") with and into the U.S. Government Mortgage Securities Portfolio of Maxim, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable Maxim to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 8th day of April, 2006.


Signature                                     Title               Date

/s/ S. Zisman                                 Director            April 8, 2006

S. Zisman

                             MAXIM SERIES FUND, INC.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints B.A. Byrne, G.R. McDonald and M. Maiers, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to a Registration Statement on Form N-14 (SEC File No. 333-132569), filed on March 20, 2006, with respect to the merger of the U.S. Government Securities Portfolio of Maxim Series Fund, Inc. ("Maxim") with and into the U.S. Government Mortgage Securities Portfolio of Maxim, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable Maxim to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 5th day of April, 2006.


Signature                                   Title                 Date

/s/ R. Jennings                             Director              April 5, 2006

R. Jennings

                             MAXIM SERIES FUND, INC.

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints B.A. Byrne, G.R. McDonald and M. Maiers, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to a Registration Statement on Form N-14 (SEC File No. 333-132569), filed on March 20, 2006, with respect to the merger of the U.S. Government Securities Portfolio of Maxim Series Fund, Inc. ("Maxim") with and into the U.S. Government Mortgage Securities Portfolio of Maxim, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable Maxim to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 7th

Signature                                   Title                 Date

/s/ W. T. McCallum                          Director              April 7, 2006

W. T. McCallum